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                                                                  EXHIBIT 1

                             JOINT FILING AGREEMENT
                         PURSUANT TO RULE 13d-1 (k) (l)

      The undersigned acknowledge and agree that the foregoing Statement on
Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to the Statement on Schedule 13D shall be filed on behalf of each of the undersigned without the necessity of filing additional joint filing agreements. This Agreement may be included as an exhibit to such joint filing. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning it contained therein, but shall not be responsible for the completeness and accuracy concerning the others, except to the extent that it knows or has reason to believe that such information is inaccurate. This agreement may be executed in any number of counterparts and all of such counterparts taken together shall constitute one and the same instrument.

Dated:  September 15, 2000

                                    OLIVETTI INTERNATIONAL S.A.


                                    By:   /s/ Luciano La Noce
                                         ----------------------
                                         Name: Luciano La Noce
                                         Title: Director


                                    OLIVETTI S.p.A.


                                    By:   /s/ Corrado Ariaudo
                                         ----------------------
                                         Name: Corrado Ariaudo
                                         Title: General Manager


                                    CIRMATICA GAMING S.A.


                                    By:   /s/ Roberto Sgambati
                                         ----------------------
                                         Name: Roberto Sgambati
                                         Title: Director


                                    LOTTOMATICA S.p.A.


                                    By:   /s/ Roberto Sgambati
                                         ----------------------
                                         Name: Roberto Sgambati
                                         Title: Chief Financial Officer
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                                    THE OAK FUND


                                    By:   /s/ Niels Heck
                                         ----------------------
                                         Name: Niels Heck
                                         Title: Director


                                    PECONIC FUND LTD.


                                    By:  /s/ Peter Cohen
                                         ----------------------
                                         Name: Peter Cohen
                                         Title: Principal


                                    RAMIUS SECURITIES, LLC


                                    By:  /s/ Peter Cohen
                                         ----------------------
                                         Name: Peter Cohen
                                         Title: Principal


                                    RAMIUS CAPITAL GROUP, LLC


                                    By:  /s/ Peter Cohen
                                         ----------------------
                                         Name: Peter Cohen
                                         Title: Principal


                                    C4S & Co., LLC


                                    By:  /s/ Peter Cohen
                                         ----------------------
                                         Name: Peter Cohen
                                         Title: Principal